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                            Prudential Mutual Funds
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                         Supplement dated July 12, 2000
                      Statement of Additional Information

The following supplements the information contained in the Statement of Additional Information under 'Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares.'

   Class A shares may be purchased at NAV without payment of a sales charge by
(a) Prudential Securities Incorporated (Prudential Securities) for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Fund at NAV, provided: (i) that the investment in the Fund is effected within 30 days of such termination; and (ii) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and (b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.

   Listed below are the names of the Prudential mutual funds, and the dates of the Statements of Additional Information to which this Supplement relates:

Name of Fund                                 Date
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Prudential Equity Fund, Inc.                 March 1, 2000
Prudential U.S. Emerging Growth Fund, Inc.
   (formerly Prudential Emerging Growth
   Fund, Inc.)                               January 20, 2000
The Prudential Investment Portfolios,
   Inc.-- Prudential Jennison Growth Fund    December 2, 1999
MF2000C3